Repligen Acquires Business of Novozymes Biopharma AB October 28, 2011 Exhibit 99.2

Safe Harbor
This presentation contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 27A of the Securities
Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this presentation do not constitute guarantees of future performance. Investors are cautioned that express or implied statements in this presentation which are not strictly historical statements, including, without limitation, statements regarding the closing of the Novozymes acquisition, the performance of the combined Repligen and Novozymes bioprocessing businesses following the closing, future financial performance and position, plans and objectives for future operations, and plans and objectives for product development, regulatory approval, and product sales constitute forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, including, without limitation, failure to receive consents or regulatory approval for the acquisition; the termination of customer contracts prior to the end of their term; Repligen’s inability to successfully integrate the business of Novozymes Biopharma Sweden AB and its employees into Repligen and achieve expected results; the Company’s ability to accurately forecast the acquisition, related restructuring costs and allocation of the purchase price, goodwill and other intangibles acquisition related and other asset adjustments; the impact of foreign currency fluctuations on its operating results and profitability; costs associated with restructuring of certain European operations; costs associated with and consequential to the acquisition and integration of Novozymes’
bioprocessing business and benefits realized from the acquisition; risks associated with: the success of current and future collaborative relationships, the market acceptance of our products, our ability to compete with larger, better financed pharmaceutical and biotechnology companies, new approaches to the treatment of our targeted diseases, our uncertainty of product revenues and profits, our ability to generate future revenues, our ability to raise additional capital, the success of our clinical trials, our ability to develop and commercialize products, our ability to obtain required regulatory approvals, our compliance with all Food and Drug Administration and EMEA regulations, our ability to obtain, maintain and protect intellectual property rights for our products, the risk of litigation regarding our intellectual property rights, our limited sales and manufacturing capabilities, our dependence on third-party manufacturers and value added resellers, our ability to hire and retain skilled personnel, our volatile stock price, and other risks detailed in Repligen's filings with the Securities and Exchange Commission.
Repligen assumes no obligation to update any forward-looking information contained in this presentation or with respect to the announcements described herein except as required by law.

• Definitive agreement to acquire business of Novozymes
Biopharma Sweden from Novozymes A/S in an all cash
transaction of 17M euros ($22.7M) plus future contingent
payments
• Creates leading bioprocessing company positioned to
benefit from future growth in the market for biologic drugs
• Doubles product revenue and diversifies revenue base;
provides path to profitability next year (FY2013)
• Favorable valuation: 1.2-1.4X estimated 2011 revenue;
includes recently renovated cGMP capable facility ($25M)
• Business synergy lowers risk; long term supply agreements
with leading life science companies; similar skill sets
Transaction Summary

Novozymes Biopharma AB Profile
• Novozymes Biopharma AB is a manufacturing business with
two principal product lines:
- Protein A products for manufacture of monoclonal antibodies
- IGF-1 derivative, a growth factor for the manufacture of
biologics in mammalian cells; other growth factors with
potential use in cell therapies or stem cells
• Revenue for 2011 estimated at $17-18M; based on long-term
supply agreements with GE Healthcare, EMD Millipore and
Sigma Aldrich
• State-of-the-art 45,000 sq. ft. manufacturing facility in Lund,
Sweden
- Renovated with a $25M investment in 2008
- Unique manufacturing know-how, established track-record

Financial Benefits
• FY2013 estimates (April 2012 - March 2013)
- Total revenue of $50M
- Bioprocessing revenue of $35-38M
- Sustainable profitability
• Low CAPEX expected for several years due to recent
renovation by Novozymes
• Potential for tax-efficient operations with $57M in Net
Operating Loss (NOLs) tax credits
• Term of the Repligen GE Healthcare supply agreement
extended from December 2014 to December 2021
• Platform for growth in revenue and profits

• Consumable products used in the production of biologic
drugs (monoclonal antibodies, recombinant proteins) and
vaccines
• Bioprocessing products have potential for high gross
margins (>50%) with low SG&A costs due to the highly
concentrated market; not regulated by FDA or EMA
• Our Bioprocessing business has a 10-year CAGR of 15%
• Demand for Bioprocessing products is directly linked to
the expanding market for biologic drugs which is
expected to grow ~10% annually
Bioprocessing Products

Top 10 Pharmaceutical Products
2010
2014
Krishan Maggon, 2011, Top selling medicinal brands 2008-2010
Reuters top selling drugs in 2014 vs. 2010
8 of 10 are Biologics
6 of 10 are Monoclonals
5 of 10 are Monoclonals*
* Monoclonals or Fc fusion proteins
Lipitor
Plavix
Advair
Remicade
Enbrel
Humira
Avastin
Rituxan
Diovan
Crestor
#1
Avastin
Humira
Enbrel
Crestor
Remicade
Rituxan
Lantus
Advair
Herceptin
NovoLog
#1

Confidential Do Not Reproduce or Distribute
Four Major Products to Drive Growth
Repligen Novozymes
Attributes
Native Protein A
• Early blockbuster monoclonal antibodies for cancer
• >1,000 ongoing trials support future growth
Recombinant
Protein A
Recombinant
Protein A
• Newer monoclonals approved for cancer,
inflammation, osteoporosis and asthma
Growth factors
for fermentation
(IGF-1)
• Used to increase productivity in cell culture
• Used in 9 marketed products
• Potential for cell-based and stem cell therapies
Chromatography
products
• Opus™ pre-packed single-use columns for
production of biologics
• Protein A resins
• Tools for quality control testing
8

Chromatography Products - Opus™
• Disposable products revolutionizing bio-manufacturing
- Sales of $500M in fermentation
- Minimal impact on purification
• Opus™ pre-packed chromatography columns
- Plastic, “plug and play” solution
- Large scale columns launch in Q1 CY2012
- Clinical market opportunity potential = $100M
• Sold directly to end users with lean sales force

Financials Details
• Upfront payment of 17M euros = $22.7M (FX fixed)
- Upfront = 1.2-1.4 X projected revenue for 2011 of $17-18M
• Milestones of up to 4M euros = $5.6M
- Completion of technology transfer 2012-2013 (1M euros)
- Achievement of target sales of IGF-1 in 2012 (1M euros)
- Target sales thresholds in 2012, 2013-2014 (2M euros)
• Closing expected by end of 2011
- No filings or related antitrust waiting periods
• All cash deal, no dilution
- RGEN cash projection of $35-37M post-closing
- No debt
• Diversification of product revenue and customer mix

Customer Diversification Acquisition diversifies customer mix Novozymes Repligen Combined Company Company #1 Company #2 Company #3 Biopharma

Transaction Summary
• Creates a leading bioprocessing business with critical
mass in the manufacture of high value consumable
products for the manufacture of biologic drugs
• $50M total revenue and path to profitability in FY2013
• Positioned to grow with the worldwide biologics market,
particularly monoclonal antibodies
• Favorable acquisition terms leaves >$35 in cash;
potential for tax efficient business
• Natural synergy between businesses lowers execution
risk

Post-transaction Repligen
• Leading supplier of products for manufacturing biologic drugs
• Diverse portfolio of products and customers
• Rapidly growing markets
• Emerging imaging business based on SecreFlo™ for
improved pancreatic imaging
• Potential launch in U.S. in 2012 pending FDA approval
• Initial market opportunity >$100M (US/EU)
• Multiple additional indications including pancreatic cancer
• Orphan CNS drugs advancing through Phase 1; seeking
partners to advance development

Questions?

Summary
• Creates a leading bioprocessing business with critical
mass in the manufacture of high value consumable
products for the manufacture of biologic drugs
• Doubles bioprocessing product revenue and accelerates
drive to profitability in FY2013 in a tax efficient business
• Positioned to grow with the worldwide biologics market,
particularly monoclonal antibodies
• Favorable acquisition terms leaves >$35 in cash
(3/31/12e)